Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PROMISSORY NOTE

Date of Note:	August 5, 2016

Principal Amount of Note:	$1,000,000.00

For value received Superior Drilling Products, Inc., a Utah corporation (“Company”), promises to pay to the undersigned holder or such party’s assigns (“Holder”) the principal amount set forth above with respect to this promissory note (the “Note”) with simple interest on the outstanding principal amount at the rate of 8% per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full. Accrued interest shall be payable in arrears on the last day of each month. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Subject to Sections 1(b) and 1(c) below, all unpaid interest and principal shall be due and payable upon request of the Holder on or after February 5, 2017 (the “Maturity Date”). Notwithstanding anything to the contrary in this Note the Company may elect, at its sole option and by written notice to the Holder on or prior to the Maturity Date, to extend the Maturity Date for an additional three months through the nine month anniversary of the date of this Note.

1.                  Basic Terms.

(a)               Payments. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. Any amounts repaid by the Company may not be reborrowed.

(b)               Prepayments. The Company may prepay the outstanding principal under this Note, in whole or in part, prior to the Maturity Date. In the event that the indebtedness under this Note is repaid or prepaid in full or accelerated in accordance with the terms of this Note, in either case, prior to the Maturity Date, the Company shall pay to the Holder on such date, the greater of (i) $40,000 and (ii) the amount of the unpaid accrued interest then due and owing on the outstanding principal amount (the “Prepayment Penalty Amount”); provided, however, the Prepayment Penalty Amount shall be reduced by any and all interest payments made by the Company to the Holder prior to such date.

(c)                Equity Penalty. In the event that the Company fails to repay or prepay in full the indebtedness under this Note on or before the Maturity Date, the Company shall deliver to the Holder on the first business day following the Maturity Date restricted shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), in an aggregate amount representing 200% of the principal amount of this Note outstanding at the Maturity Date, based on a per share price equal to the 30-day volume weighted average trading price of the Common Stock on the NYSE MKT calculated as of the Maturity Date (the “Equity Penalty”). Issuance of the shares of Common Stock pursuant to the Equity Penalty shall constitute full satisfaction of all amounts of principal and interest then due and owing by the Company to the Holder under this Note. The Company acknowledges and agrees that in the event that the Equity Penalty is triggered, the Company shall file, within 60 days of the Maturity Date, a registration statement with the U.S. Securities and Exchange Commission covering the resale of the shares of Common Stock issued to the Holder as part of the Equity Penalty.

2.                  Repayment.

(a)               Repayment upon a Qualified Financing. In the event that the Company (i) consummates the issuance and sale of equity or debt securities to investors on or before the Maturity Date with total proceeds to the Company of not less than $2,000,000 (in either case, a “Qualified Financing”), then the Company shall repay the Holder in full in cash in an amount equal to the aggregate outstanding principal amount of this Note plus any unpaid accrued interest on the original principal concurrent with the closing of the Qualified Financing.

(b)               Change of Control. If the Company consummates a Change of Control (as defined below) while this Note remains outstanding, the, subject to Section 1(c) above, the Company shall repay the Holder in full in cash in an aggregate amount equal to the outstanding principal amount of this Note plus any unpaid accrued interest on the original principal. For purposes of this Note, a “Change of Control” means (i) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; or (iii) the sale or transfer of all or substantially all of the Company’s assets, or the exclusive license of all or substantially all of the Company’s material intellectual property; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor, indebtedness of the Company is cancelled, or converted or a combination thereof. The Company shall give the Holder notice of a Change of Control not less than 5 days prior to the anticipated date of consummation of the Change of Control.

(c)                Interest Accrual. If a Change of Control or Qualified Financing is consummated, all interest on this Note shall be deemed to have stopped accruing as of 10 days prior to the signing of the definitive agreement for the Change of Control or Qualified Financing.

3.                  Representations and Warranties.

(a)               Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date the first Note was issued as follows:

(i)                 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

2

(ii)               Corporate Power. The Company has all requisite corporate power to issue this Note and to carry out and perform its obligations under this Note. The Company’s Board of Directors (the “Board”) has approved the issuance of this Note based upon a reasonable belief that the issuance of this Note is appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation.

(iii)             Authorization. All corporate action on the part of the Company, the Board and the Company’s stockholders necessary for the issuance and delivery of this Note has been taken. This Note constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

(iv)             Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with issuance of this Note has been obtained.

(v)               Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

(vi)             Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a material adverse effect on the Company. The execution, delivery and performance of this Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

(vii)           Use of Proceeds. The Company shall use the proceeds of this Note solely for the operations of its business (including, without limitation, for working capital purposes, payment of accounts payable and payment of other indebtedness), and not for any personal, family or household purpose.

4.                  Events of Default.

(a)               Upon the occurrence and continuance of an Event of Default (as defined below), at the option of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all outstanding principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

3

(i)                 The Company fails to pay timely (x) any of the principal amount due under this Note on the date the same becomes due and payable or (y) any unpaid accrued interest or other amounts due under this Note on the date the same becomes due and payable and such failure shall continue unremedied for a period of three business days;

(ii)               The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(iii)             An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company).

(b)               The Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

5.                  Miscellaneous Provisions.

(a)               Waivers. To the extent permitted by applicable law, the Company hereby waives demand, notice, presentment, protest and notice of dishonor.

(b)               Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c)                Transfers of Notes. This Note may be transferred only with the prior written consent of the Company.

(d)               Market Standoff. The Holder hereby agrees that the Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any shares of Common Stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the 180-day period following the effective date of the initial public offering of the Company (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation). The Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), the Holder shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Act. The obligations described in this paragraph shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities of the Company) until the end of such period. The Holder agrees that any transferee of any of the Securities (or other securities of the Company) held by the Holder shall be bound by this paragraph. The underwriters of the Company’s stock are intended third-party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

4

(e)                Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of Company and the Holder. Upon the effectuation of such waiver or amendment in conformance with this paragraph, the Company shall promptly give written notice thereof to the Holder if the Holder has not previously consented to such amendment or waiver in writing.

(f)                 Governing Law. This Note shall be governed by and construed under the laws of the State of Utah, as applied to agreements among Utah residents, made and to be performed entirely within the State of Utah, without giving effect to conflicts of laws principles.

(g)               Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

(h)               Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Note may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

(i)                 Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j)                 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days advance written notice to the other party hereto. A copy of any notice to the Company shall be sent to Superior Drilling Products, Inc., Attention: Chris Cashion:, 1583 South 1700 East, Vernal, Utah 84078, e-mail: chrisc@teamsdp.com.

(k)               Expenses. The Company and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(l)                 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.

5

(m)             Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(n)               Exculpation among Holder. The Holder acknowledges that the Holder is not relying on any person, firm or corporation, other than the Company and its officers and Board members, in making its investment or decision to invest in the Company.

(o)               Negative Pledge. Until the payment in full of the indebtedness under this Note, the Company will not grant, convey, create or impose any lien or security interest on any of its real or personal property; provided, however, that the preceding restrictions will not apply to encumbrances or restrictions arising under or by reason of (i) the Company’s loan documents with its creditors existing as of the date of this Note, including, without limitation the liens and security interests granted by the Company to secure the Senior Indebtedness (as defined below), (ii) customary provisions restricting assignment of any agreement entered into in the ordinary course of business and (iii) applicable law.

(p)               Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any Senior Indebtedness in existence on the date of this Note or hereafter incurred. “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (i) indebtedness of the Company to banks or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions and their affiliates, which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

(q)               Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein, other than fees and commissions which will be paid by the Company to Roth Capital Partners, LLC. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 5(r) being untrue.

[Signature pages follow]

In Witness Whereof, the parties have executed this Promissory Note.

COMPANY:

SUPERIOR DRILLING PRODUCTS, INC.

By:	/s/ Troy Meier

Name: Troy Meier
Title: CEO

Address:
1583 South 1700 East Vernal, Utah 84078

SIGNATURE PAGE TO

SUPERIOR DRILLING PRODUCTS, INC.

PROMISSORY NOTE

In Witness Whereof, the parties have executed this Promissory Note.

HOLDER (if an entity):

Name of Holder:	Donald A. Foss Revocable Living Trust

	By:	/s/ Donald A. Foss, Trustee

		Name:	Donald A. Foss
		Title:	Trustee

Address:

HOLDER (if an individual):

Name of Holder:

Signature:

Address:

SIGNATURE PAGE TO

SUPERIOR DRILLING PRODUCTS, INC.

PROMISSORY NOTE